UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2015

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana Street, 10th Floor Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 1, 2015, the sole member of the general partner (the “General Partner”) of Enterprise Products Partners L.P. (the “Partnership”) elected Carin M. Barth and William C. Montgomery as additional members of the General Partner’s Board of Directors (the “Board”), effective October 1, 2015.

Ms. Barth is the founder and president of LB Capital, Inc., a private equity firm with investments in the energy, manufacturing and financial sectors.  She previously served as interim senior vice president of finance and administration of Texas Southern University and chief financial officer of the U.S. Department of Housing and Urban Development.  Ms. Barth is a director on the boards of Bill Barrett Corporation, Western Refining, Inc., Black Stone Minerals, L.P. and Strategic Growth Bank Incorporated.  Ms. Barth previously served as a commissioner on the Texas Department of Public Safety.

Mr. Montgomery is a managing director with Quantum Energy Partners, a private equity firm that focuses on investments in the energy and power industries, and is a member of Quantum’s executive and investment committees.  His career includes twenty-two years of investment banking experience.  Prior to joining Quantum, Mr. Montgomery was a partner with Goldman, Sachs & Co. and served as head of the Americas Natural Resources Group as well as its Houston office.  He serves as a director on the boards of Apache Corporation and seven of Quantum’s portfolio companies.

Ms. Barth and Mr. Montgomery will receive compensation for their services as directors consistent with that provided to the General Partner’s other non-employee directors, as previously disclosed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014. There are no arrangements or understandings between Ms. Barth or Mr. Montgomery and any other person pursuant to which she or he was elected as a director. Ms. Barth is expected to serve on the Board’s Governance Committee and Mr. Montgomery is expected to serve on the Board’s Audit and Conflicts Committee.

On October 1, 2015, the Partnership announced the election of Ms. Barth and Mr. Montgomery to the Board. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.                          Description

99.1	Press Release dated October 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
By: Enterprise Products Holdings LLC, its General Partner

Date: October 1, 2015	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.                          Description

99.1	Press Release dated October 1, 2015.